Exhibit 10(a) Consent of Counsel

[LETTERHEAD OF SUTHERLAND ASBILL & BRENNAN]



September 5, 2000

Board of Directors
GE Life and Annuity Assurance Company
6610 West Broad Street
Richmond, VA  23230

         RE:      GE Life & Annuity Separate Account 4

Ladies and Gentlemen:

         We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus filed as part of the Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed by GE Life & Annuity Separate Account 4 for certain variable annuity insurance contracts (File No. 333-63531). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                             Very truly yours,

                                             SUTHERLAND ASBILL & BRENNAN LLP

                                             /s/STEPHEN E. ROTH

                                             By: /s/STEPHEN E. ROTH
                                                   Stephen E. Roth